Dreyfus Dynamic Alternatives Fund, Inc.

Prospectus March 1, 2011 As Revised May 12, 2011

Class	Ticker
A	DDYAX
C	DDYCX
I	DDYIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	6
Investment Risks	8
Management	12
Shareholder Guide

Choosing a Share Class	14
Buying and Selling Shares	16
General Policies	19
Distributions and Taxes	20
Services for Fund Investors	20
Financial Highlights	22
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return (consisting of capital appreciation and income) that approximates or exceeds the total return of a diversified portfolio of hedge funds included in the HFRI Fund Weighted Composite Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 14 of the Prospectus and in the How to Buy Shares section on page B-51 of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	1.00	1.00	1.00
Distribution (Rule 12b-1) fees	none	.75	none
Other expenses (including shareholder services fees and other expenses of the fund's subsidiary)	4.10	4.13	3.06
Total annual fund operating expenses	5.10	5.88	4.06
Fee waiver and/or expense reimbursement*	(3.65)	(3.68)	(2.86)
Total annual fund operating expenses (less fee waiver and/or expense reimbursement)	1.45	2.20	1.20

*The Dreyfus Corporation has contractually agreed, until March 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund, and the operating costs of the fund's subsidiary, so that the expenses of none of the classes (excluding the fund's Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.20%. In addition, The Dreyfus Corporation has contractually agreed, until March 31, 2012 and thereafter for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to The Dreyfus Corporation by the subsidiary. This undertaking may not be terminated after March 31, 2012 unless The Dreyfus Corporation obtains the prior approval of the fund's board.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,709	$2,701	$5,174
Class C	$323	$1,421	$2,599	$5,453
Class I	$122	$973	$1,840	$4,079

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,709	$2,701	$5,174
Class C	$223	$1,421	$2,599	$5,453
Class I	$122	$973	$1,840	$4,079

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. For the period March 9, 2010 (commencement of operations) through October 31, 2010, the fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund follows a hedge fund beta replication strategy designed to provide investment exposure to a diversified portfolio of hedge funds included in the HFRI Fund Weighted Composite Index (HFRI Index), combined with a managed futures replication strategy designed to mitigate the downside risks of its hedge fund beta replication strategy. The investment process assumes that the beta exposure of hedge funds as an asset class exposes them to systematic market risk, which can adversely affect their performance during periods of high market volatility. Managed futures are considered to be negatively correlated to stock markets. The fund normally will use extensively derivative instruments, particularly futures, options, swaps and forward contracts, on U.S. and non-U.S. equity and fixed income securities, securities indices, currencies, commodities and other instruments. The HFRI Index is a fund-weighted (equal-weighted) index designed to measure the total returns (net of fees) of the approximately 2,000 hedge funds that comprise the Index. Constituent funds must have either $50 million under management or a track record of greater than 12 months. The HFRI Index consists only of hedge funds. The fund does not invest in hedge funds. In selecting investments to approximate the total return of a diversified portfolio of hedge funds included in the HFRI Index, the fund's portfolio managers estimate the market exposures (or betas) that drive the aggregate returns of those hedge funds.

In selecting investments to mitigate the downside risks of the fund's hedge fund beta replication strategy, the fund's portfolio managers estimate the beta exposures that drive the aggregate returns of a diversified group of commodity trading advisors that use momentum or long volatility strategies managing funds included in the HFRI Index. Commodity trading advisors are those hedge funds included in the HFRI Index that are registered with the Commodity Futures Trading Commission as commodity trading advisors. To determine the allocation of fund assets to the hedge fund beta replication strategy and managed futures replication strategy, the portfolio managers use a proprietary macro risk allocation model.

The fund's portfolio managers implement the fund's investment process and gain beta exposures to specific asset classes using primarily a combination of long or short positions in equity index futures and options, U.S.Treasury and foreign sovereign bond futures, currency forward contracts, commodity and commodity index futures, and index total rate of return swaps to the extent such instruments are available to be used effectively by the portfolio managers. Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Total return swaps are contracts or agreements that give the fund the right to receive the appreciation in the value of a specified security, index, currency or other instrument in return for a fee paid to the counterparty, which typically is an agreed upon interest rate. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives. The fund also may invest in structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index, security or commodity); exchange-traded funds (ETFs), such as those that are designed to track the performance of an index; exchange-traded notes (ETNs), which are debt securities typically designed to track the performance of an index; and equity and fixed-income securities.

The fund also may gain exposure to the performance of commodity markets through investments in a wholly-owned and controlled subsidiary of the fund that invests primarily in commodity-linked securities and derivatives (including futures, options and swap contracts) and fixed-income securities.The fund may hold a significant portion of its assets in U.S. government securities, short-term and high quality debt securities, money market instruments, cash and other cash equivalents to collateralize its derivatives positions.

The fund is "non-diversified" under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. The derivatives in which the fund may invest may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting the financial services sector may cause the fund's net asset value per share to fluctuate. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

• Leverage risk. The use of leverage, such as entering into futures contracts and forward currency contracts, engaging in forward commitment transactions, and engaging in reverse repurchase agreements, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

• Alternative asset categories and investment strategies risk. The fund does not invest in hedge funds. The fund, however, seeks investment exposure to the asset categories and investment strategies that drive the aggregate returns of a diversified portfolio of hedge funds and commodity trading advisors included in the HFRI Index. Hedge funds are often illiquid and highly leveraged, and invest in asset categories or utilize investment strategies that may be alternative or non-traditional and highly volatile. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

• Index/tracking error risk. The fund is not an index fund. The fund, however, follows a hedge fund beta replication strategy combined with a managed futures replication strategy. The HFRI Index may not provide an accurate representation of hedge fund returns or the returns of commodity trading advisors managing funds using momentum or long volatility strategies. Even if the HFRI Index provides an accurate representation of hedge fund returns generally and the returns of such commodity trading advisors, because the fund's investment process is based on an assessment of historical data related to the HFRI Index, the fund's performance may not replicate the returns of the HFRI Index or the returns of the commodity trading advisors included in the HFRI Index during any period of time. To the extent that data turns out not to be predictive of future events, the returns of the fund may differ significantly from the returns of hedge funds generally or the returns of the HFRI Index and commodity trading advisors.

• Management risk. Management risk is the risk that the investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value. The fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

• Subsidiary risk. By investing in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in this prospectus and could negatively affect the fund and its shareholders.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund’s share price to fall.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

• Tax risk. As a regulated investment company (RIC), the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund's foreign currency-denominated positions as not qualifying income.

Performance

Since the fund has less than one full calendar year of performance, past performance information is not included in the Summary Prospectus. Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year. Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Recent performance is available at www.dreyfus.com.

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation, which has engaged its affiliate, Mellon Capital Management Corporation (Mellon Capital), to serve as the fund's sub-investment adviser. Investment decisions for the fund are made by the Global Asset Allocation Team of Mellon Capital, consisting of Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, each of whom serves as a primary portfolio manager of the fund. Messrs. Dagioglu, Stavena and Miletich are Managing Directors and Mr. Zaches is a Director of Mellon Capital. There are no limitations on the role of a team member with respect to investment decisions for the fund.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401 (k) plan or other tax advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks total return (consisting of capital appreciation and income) that approximates or exceeds the total return of a diversified portfolio of hedge funds included in the HFRI Fund Weighted Composite Index (HFRI Index). The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund follows a hedge fund beta replication strategy designed to provide investment exposure to a diversified portfolio of hedge funds included in the HFRI Index, combined with a managed futures replication strategy designed to mitigate the downside risks of its hedge fund beta replication strategy. The fund normally will use extensively derivative instruments, particularly futures, options, swaps and forward contracts, on U.S. and non-U.S. equity and fixed-income securities, securities indices, currencies, commodities and other instruments. The HFRI Index consists only of hedge funds. The fund does not invest in hedge funds.

In selecting investments to approximate the total return of a diversified portfolio of hedge funds included in the HFRI Index, the fund's portfolio managers first estimate the market exposures (or betas) that drive the aggregate returns of those hedge funds. The HFRI Index is a fund-weighted (equal-weighted) index designed to measure the total returns (net of fees) of the approximately 2,000 hedge funds that comprise the Index. Constituent funds must have either $50 million under management or a track record of greater than 12 months. These hedge funds employ various investment styles that are reflected in the HFRI Index under four main categories — equity hedged, event-driven, macro, and relative value — each of which is comprised of multiple sub-strategies. The "equity hedged" category includes funds that maintain both long and short positions primarily in equity and equity derivative securities. The "event-driven" category includes funds that maintain positions in companies currently or expected to be involved in corporate transactions such as mergers, restructurings, tender offers, shareholder buybacks, debt exchanges, securities issuances or other capital structure adjustments. The "macro" category includes funds that use a broad range of strategies predicated on movements in underlying economic variables and the impact they have on equity, fixed income, currency and commodity markets. The "relative value" category includes funds that use a broad range of strategies predicated on realization of a valuation discrepancy in the relationship among multiple securities.

On a monthly basis, the portfolio managers review data (which is as of the prior month-end) from the four main categories in the HFRI Index to seek to identify the beta categories that contributed to the aggregate returns of the HFRI Index. These beta categories currently include U.S. equities, non-U.S. equities, bonds, currencies, and alternative investments, such as commodities and short volatility strategies. The portfolio managers use a proprietary statistical model that calculates the exposure to certain common factors for each beta category to replicate the returns of the HFRI Index. These common factors, which may change over time, currently include certain equity indices, U.S.Treasuries, commodities and short volatility indices, and G-10 currencies.

In selecting investments to mitigate the downside risks of the fund's hedge fund beta replication strategy, the fund's portfolio managers first estimate the beta exposures that drive the aggregate returns of a diversified group of commodity trading advisors. Commodity trading advisors are registered with the Commodity Futures Trading Commission and generally actively trade futures and options on futures to manage portfolios. On a monthly basis, the portfolio managers review data (which is as of the prior month-end) from commodity trading advisors that use momentum or long volatility strategies managing funds included in the HFRI Index to seek to identify the beta categories that contributed to the aggregate returns of those commodity trading advisors. These beta categories currently include equities, bonds, currencies, and commodities. The portfolio managers use a proprietary statistical model that calculates the exposure to certain common factors for each beta category to replicate the returns of these commodity trading advisors. These common factors, which may change over time, currently include certain equity indices, certain bonds, G-10 and other currencies, and commodities.

To determine the allocation of fund assets to the hedge fund beta replication strategy and managed futures replication strategy, the portfolio managers use a proprietary macro risk allocation model. This tactical model is designed to shift risk dynamically between hedge funds and managed futures based on financial and leading macroeconomic indicators. These indicators include macroeconomic data on housing, manufacturing and employment, and financial data such as term spreads, corporate spreads and equity volatility. The investment process assumes that the beta exposure of hedge funds as an asset class exposes them to systematic market risk, which can adversely affect their performance during periods of high market volatility. Managed futures are considered to be negatively correlated to stock markets. Accordingly, to seek to exceed the investment returns of hedge funds as an asset class, as represented by the HFRI Index, during periods of high market volatility and risk aversion, the fund can be expected to tactically allocate to managed futures. Depending on market conditions, the fund's asset weight to managed futures replication may range between 0% and 50%. On a monthly basis, the portfolio managers apply the proprietary statistical models to available data (which is as of the prior month-end) on hedge funds and commodity trading advisors included in the HFRI Index to dynamically adjust the respective common factors. The portfolio managers then apply the macro risk allocation model to determine the suitable allocation weights to hedge fund beta replication exposure versus managed futures replication. The fund's portfolio managers implement the fund's investment process and gain beta exposures to specific asset classes using primarily a combination of long or short positions in equity index futures and options, U.S.Treasury and foreign sovereign bond futures, currency forward contracts, commodity and commodity index futures, and index total rate of return swaps to the extent such instruments are available to be used effectively by the portfolio managers.

The fund's portfolio managers decide how to attain the exposures to specific asset classes by trading such derivative instruments. Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An index future generally obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract and the value of the index based on the prices of the securities that comprise the index. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. The fund may engage in futures transactions on both U.S. and foreign exchanges. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Total return swaps are contracts or agreements that give the fund the right to receive the appreciation in the value of a specified security, index, currency or other instrument in return for a fee paid to the counterparty, which typically is an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the fund also may be required to pay the dollar value of that decline to the counterparty. The fund also may invest in structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index, security or commodity); exchange-traded funds (ETFs), such as those that are designed to track the performance of an index; exchange-traded notes (ETNs), which are debt securities typically designed to track the performance of an index; and equity and fixed-income securities. The fund expects that it may hold a significant portion of its assets in U.S. government securities, short-term and high quality debt securities, money market instruments, cash and other cash equivalents to collateralize its derivatives positions.

The fund may "sell short" securities and other instruments. The portfolio managers, however, intend to employ financial instruments, such as futures, options, forward contracts, swaps and other derivative instruments, as an alternative to selling a security short. Short-selling is considered "leverage" and may involve substantial risk. The fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The fund also may gain exposure to the performance of commodity markets through investments in Dynamic Alternatives Fund Ltd., a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The fund may invest up to 25% of its total assets in the subsidiary, which has the same investment adviser and sub-investment adviser as the fund. The subsidiary invests in commodity index-linked securities and other commodity-linked securities and derivative instruments, including futures, options and swap contracts, and structured notes, that provide exposure to the commodity markets. The subsidiary also will invest in other instruments, including fixed-income securities, for investment or as collateral for its derivatives positions. One of the requirements for favorable tax treatment as a regulated investment company is that the fund derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service has issued a revenue ruling which holds that income derived from a fund's direct investment in commodity-linked swaps and other similar commodity-linked derivative instruments is not qualifying income. Investments in the subsidiary are intended to provide the fund with exposure to the returns of commodities markets within the limitations of the federal tax requirements that apply to the fund. The subsidiary will be subject to the same investment restrictions and limitations and will follow the same compliance policies and procedures as the fund. While the subsidiary has its own board responsible for overseeing the operations of the subsidiary, the fund's chief compliance officer oversees implementation of the subsidiary's policies and procedures. The subsidiary, unlike the fund, may invest without limitation in commodity-linked securities and derivative instruments. To the extent the subsidiary invests in such commodity-linked securities and derivative instruments, it will comply with the same asset coverage requirements that are applicable to the fund's transactions in derivatives under the Investment Company Act of 1940, as amended (1940 Act).

The HFRI Index is a trademark of Hedge Fund Research Inc. (HFR) and has been licensed for use by The Dreyfus Corporation in connection with the fund. HFR makes no recommendation or representation regarding the fund or the advisability of investing in the fund.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

Because of the fund's extensive use of derivative instruments, the fund will be subject to many of the risks below indirectly through its derivative transactions rather than directly through investment in the actual securities themselves.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house are not available in connection with over-the-counter (OTC) derivative transactions, such as foreign currency transactions and total return swaps. The derivatives in which the fund may invest may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting the financial services sector may cause the fund's net asset value per share to fluctuate.

The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives. The fund will set aside liquid assets in an amount equal to the fund's daily market-to-market net obligation (i.e., the fund's daily net liability) under futures contracts or forward contracts that are contractually required to cash settle. For futures contracts or forward contracts that are not contractually required to cash settle, the fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.

• Leverage risk. The use of leverage, such as entering into futures contracts and forward currency contracts, engaging in forward commitment transactions, and engaging in reverse repurchase agreements, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

• Alternative asset categories and investment strategies risk. The fund does not invest in hedge funds. The fund, however, seeks investment exposure to the asset categories and investment strategies that drive the aggregate returns of a diversified portfolio of hedge funds and commodity trading advisors included in the HFRI Index. Hedge funds are typically unregulated private investment pools available only to certain qualified investors. They are often illiquid and highly leveraged, and invest in asset categories or utilize investment strategies that may be alternative or non-traditional and highly volatile. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

• Index/tracking error risk. The fund is not an index fund. The fund, however, follows a hedge fund beta replication strategy designed to provide investment exposure to a diversified group of hedge funds and commodity trading advisors included in the HFRI Index. The HFRI Index may not provide an accurate representation of hedge fund returns or the returns of commodity trading advisors managing funds using momentum or long volatility strategies. The HFRI Index is based on an assessment of historical data related to volatility and returns. To the extent that data turns out not to be predictive of future events, the returns of the HFRI Index may deviate from the returns of hedge funds generally or returns of those commodity trading advisors. Even if the HFRI Index provides an accurate representation of hedge fund returns generally and the returns of such commodity trading advisors, because the fund's investment process is based on an assessment of historical data related to the HFRI Index, the fund's performance may not replicate the returns of the HFRI Index or the returns of the commodity trading advisors included in the HFRI Index during any period of time. For example, the fund may not be able to replicate the relevant returns of the HFRI Index or commodity trading advisors because of the failure of the fund's proprietary models or the inability of the fund's portfolio managers to replicate such returns using primarily derivative instruments and because of differences in volatility between the fund's portfolio and the returns of the HFRI Index. Moreover, regulatory constraints, such as limitations with respect to leverage and the fund's investments in illiquid securities, or certain tax related concerns, may prevent the fund from engaging in certain strategies or investing in instruments that are directly linked to hedge fund returns. The returns of the fund may differ significantly from the returns of hedge funds generally or the returns of the HFRI Index and commodity trading advisors.

• Management risk. Management risk is the risk that the investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value. The fund's performance attributable to its hedge fund beta replication strategy may not correlate to that of the HFRI Index because the strategy may not successfully identify or be able to replicate the common factors that drive the aggregate returns of the HFRI Index. Similarly, the fund's performance attributable to its managed futures replication strategy may not correlate to that of commodity trading advisors managing funds using momentum or long volatility strategies because the strategy may not successfully identify or be able to replicate the common factors that drive the aggregate returns of those commodity trading advisors. In addition, there can be no assurance that the actual allocation weights to hedge fund beta replication exposure versus managed futures replication will be effective in achieving the fund's goal. Accordingly, the fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

• Subsidiary risk. By investing in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The derivatives and other investments held by the subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this prospectus. The subsidiary is not registered under the 1940 Act and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. As an investor in the subsidiary, the fund does not have all of the protections offered to investors by the 1940 Act. The fund, however, wholly owns and controls the subsidiary, and the subsidiary is managed by the fund's investment adviser. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in this prospectus and could negatively affect the fund and its shareholders.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments in foreign securities may have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

• Tax risk. As a regulated investment company (RIC), the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund's foreign currency-denominated positions as not qualifying income.

In addition to the principal risks described above, the fund is subject to the following additional risks.

• Emerging market risk. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price. In particular, emerging markets may have relatively unstable governments, present the risk of sudden adverse government or regulatory action and even nationalization of businesses, restrictions on foreign ownership, on prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of emerging market countries may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Exchange-traded fund (ETF) risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The fund may invest in ETFs that are not registered under the 1940 Act, including commodity pools registered under the Commodity Exchange Act. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors in emerging market countries have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

The fund may gain exposure to commodity markets through investments in commodity-linked derivative instruments, including commodity options and futures, and commodity index-linked structured notes and swap agreements. The fund also may gain exposure indirectly to commodity markets by investing in the subsidiary. The fund has applied for and expects to receive from the Internal Revenue Service (IRS) a private letter ruling confirming that income from the fund's investment in the subsidiary will constitute "qualifying income" for purposes of the 90% income test described above. The IRS has issued several private letter rulings to this effect in similar circumstances. The tax treatment of commodity-linked notes and other commodity-linked derivatives and the fund's investment in the subsidiary may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS that could affect the character, timing or amount of the fund's taxable income or any gains and distributions made by the fund.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance.

The fund has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $297 billion in 195 mutual fund portfolios. For the past fiscal year, the fund did not pay Dreyfus a management fee as a result of a fee waiver/expense reimbursement in effect. A discussion regarding the basis for the board's approving the fund’s management agreement with Dreyfus is available in the fund’s semi-annual report for the period ended April 30, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $25.5 trillion in assets under custody and administration and $1.2 trillion in assets under management, and it services more than $11.9 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Mellon Capital Management Corporation (Mellon Capital), with principle offices located at 50 Fremont Street, Suite 3900, San Francisco, California, 94105, to serve as the fund’s sub-investment adviser. Mellon Capital provides investment advisory assistance and research and the day-to-day management of the fund’s investments, subject to Dreyfus’ supervision and approval. As of December 31, 2010, Mellon Capital managed approximately $208.5 billion of assets (with $9.2 billion in overlay assets) and served as investment adviser for 172 other investment companies.

Investment decisions for the fund are made by the Global Asset Allocation Team of Mellon Capital, consisting of Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, each of whom has served as a primary portfolio manager of the fund since the fund's inception. Messrs. Dagioglu, Stavena and Miletich are Managing Directors of Mellon Capital, where they have been employed since 1999, 1998 and 2008, respectively. Prior to 2008, Mr. Miletich was a partner and senior consultant at New England Pension Consultants and previously worked with Tower Perrin as an actuarial analyst. Mr. Zaches is a Director of Mellon Capital, where he has been employed since 1998. There are no limitations on the role of a team member with respect to investment decisions for the fund.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

Dreyfus also is the investment adviser for the subsidiary and has engaged Mellon Capital to serve as the subsidiary’s sub-investment adviser. Mellon Capital, subject to Dreyfus’ supervision and approval, provides investment advisory assistance and research and the day-to-day management of the subsidiary’s investments. In managing the subsidiary’s portfolio, Dreyfus and Mellon Capital are subject to the same investment management policies and restrictions that apply to the management of the fund and, in particular, to the requirements relating to portfolio leverage, liquidity and valuation. The subsidiary also is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the fund. While the subsidiary has its own board responsible for overseeing the operations of the subsidiary, the fund’s chief compliance officer oversees implementation of the subsidiary’s policies and procedures and makes periodic reports to the fund’s board regarding the subsidiary’s compliance with its policies and procedures. The subsidiary’s advisory contracts are subject to the same regulatory requirements applicable to the fund’s contracts. The subsidiary has agreed to pay Dreyfus a management fee at the annual rate of 1.00% of the subsidiary’s average daily net assets. Dreyfus has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to Dreyfus by the subsidiary. This undertaking may not be terminated unless Dreyfus obtains the prior approval of the fund’s board. The subsidiary, like the fund, also bears expenses incurred in connection with the custody, transfer agency, legal and audit services that it receives. The subsidiary’s financial statements are included in the fund’s annual (which includes the subsidiary’s full audited financial statements) and semi-annual (which include the subsidiary’s unaudited financial statements) reports provided to shareholders.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, Mellon Capital and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25%.

Since some of your investment  goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges (see "How to Buy Shares" in the SAI).

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts

• qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares of a Dreyfus Fund and continuously maintained an open account with the distributor in that fund since on or before February 28, 2006

• investors with cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-related stock options to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• employees participating in qualified or non-qualified employee benefit plans

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund's distributor to offer Class I shares to such plans

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions from qualified and non-qualified employee benefit plans

Buying and Selling Shares

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

If you are over the age of 59 ½, you may redeem shares in an IRA account by calling Dreyfus at 1-800-554-4611. A check will be mailed to your address of record (maximum $250,000 per day).

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover  and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611.

Dreyfus Automatic Asset Builder®  permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Period Ended October 31, 2010*
	Class A Shares	Class C Shares	Class I Shares
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income (loss)—net[a]	(.10)	(.16)	(.07)
Net realized and unrealized gain (loss) on investments	(.16)	(.15)	(.16)
Total from Investment Operations	(.26)	(.31)	(.23)
Net asset value, end of period	12.24	12.19	12.27
Total Return (%)[b]	(2.08)[c]	(2.56)[c]	(1.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	5.10	5.88	4.06
Ratio of net expenses to average net assets[d]	1.45	2.20	1.20
Ratio of net investment income (loss) to average net assets[d]	(1.30)	(2.05)	(1.04)
Portfolio Turnover Rate	-	-	-
Net Assets, end of period ($ x 1,000)	3,460	1,017	9,154
*From March 9, 2010 (commencement of operations) through October 31, 2010.
[a]Based on average shares outstanding at each month end.
[b]Not annualized.
[c]Exclusive of sales charge.
[d]Annualized.

NOTES

NOTES

NOTES

For More Information

Dreyfus Dynamic Alternatives Fund, Inc.

SEC file number: 811-22361

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone. Call 1-800-554-4611

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 6275P0311